                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report of Varian Medical Systems, Inc. (the "Company"), on Form 10-Q for the quarter ended March 28, 2003 (the "Report"), I, Richard M. Levy, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of the written statement required by Section 906 has been provided to Varian Medical Systems, Inc. and will be retained by Varian Medical Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 5, 2003                             /s/      RICHARD M. LEVY
                                               ---------------------------------
                                                         Richard M. Levy
                                                        President and Chief
                                                         Executive Officer